UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of Earliest Event Reported):
                       March 24,  2011; November 19, 2010
                       ----------------------------------


                             HIGH PLAINS GAS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


           Nevada                        333-125068              26-3633813
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)



         3601 Southern Dr., Gillette, Wyoming     82718
         ------------------------------------     -----
     (Address of Principal Executive Offices)     (Zip Code)

       Registrant's telephone number, including area code: (307) 686-5030


         (Former name and former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 19, 2010 CEP-M Purchase LLC ("CEPM), which was acquired on or about November 19, 2010 by High Plains Gas, Inc. (the "Company"), entered into a Credit Agreement (the "Credit Agreement") with Amegy Bank National Association ("Amegy") and other associated lenders.

The Credit Agreement provides for a revolving line of credit and letter of credit facility of up to $75,000,000, with an initial commitment amount of $6,000,000. The Credit Agreement terminates on November 19, 2013 and provides for interest at Amegy's prime rate (adjustable under certain circumstances). The Credit facility includes a 0.5% commitment fee payable per annum on available commitments and certain other fees, and has numerous positive and negative covenants required to maintain the facility. The Credit Agreement is secured by essentially all of the oil and gas assets of CEPM pursuant to a Security Agreement.

Upon execution of the Credit Agreement, CEPM utilized the $6,000,000 available under the Credit Agreement as partial payment in the acquisition of Marathon's Pennaco assets previously reported on Form 8-K.

The precise terms of the Credit Agreement and related documents are more specifically set forth in the exhibits attached to this Form 8-K.

There is no relationship between the Company or CEPM, or any director or officer of the Company or CEPM, or any associate of any such Director or officer, and any person representing Amegy.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

High Plains Gas, Inc. includes by reference the following exhibits:

No.  Description
---  -----------

10.1 Credit Agreement between CEP-M Purchase, LLC, Amegy Bank National Association as Administrative Agent and Letter of Credit Issuer, and signatory lenders, dated November 19, 2010.

10.2 Promissory Note issued by CEP-M Purchase, LLC to Amegy Bank National Association dated November 19, 2010.

10.3 Security Agreement by CEP-M Purchase, LLC in favor of Amegy Bank National Association as Collateral Agent dated November 19, 2010.

10.4 Mortgage, Security Agreement, Financing Statement and Assignment of Production from CEP-M Purchase, LLC to Amegy Bank National Association as Collateral Agent effective November 19, 2010.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HIGH PLAINS GAS, INC.


Date: March 24, 2011                    By:     \s\ Brent Cook
                                                ---------------------------
                                        Name:   Brent Cook
                                        Title:  Chief Executive Officer
                                                Principal Executive Officer


Date: March 24, 2011                    By:     \s\ Joe Hettinger
                                                ---------------------------
                                        Name:   Joe Hettinger
                                        Title:  CFO and Director
                                                Principal Financial Officer